UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2009-3

(Issuing Entity)

Delaware	333-157910-03	38-6885880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware	19890-1605
(Address of principal executive offices)	(Zip Code)

(302) 636-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

On October 1, 2009, the registrant and Harley-Davidson Credit Corp. entered into an Underwriting Agreement with RBS Securities Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2009-3 in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”).  The Notes have an aggregate principal amount of $700,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-157910).  It is expected that the Notes will be issued on or about October 9, 2009.

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.              Other Events

The opinions listed in item 9.01(d) below are being filed in connection with the issuance of the Notes by Harley-Davidson Motorcycle Trust 2009-3, as described in the final Prospectus Supplement dated October 1, 2009.

Item 9.01.              Financial Statements and Exhibits

(a)        Financial Statements:  None

(b)        Pro Forma Financial Information:  None

(c)        Not applicable

(d)        Exhibits:

Exhibit No.	Document
Exhibit 1.1

Underwriting Agreement dated October 1, 2009 among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and RBS Securities Inc., on behalf of itself and as representative of the several underwriters.

Exhibit 5.1	Opinion of Winston & Strawn LLP, dated as of October 5, 2009 as to legality.
Exhibit 8.1	Opinion of Winston & Strawn LLP, dated as of October 5, 2009, as to certain tax matters.
Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

	By:	/s/ Perry A. Glassgow
		Name:	Perry A. Glassgow
		Title:	Vice President and Treasurer

October 5, 2009

EXHIBIT INDEX

Exhibit No.	Document
Exhibit 1.1

Underwriting Agreement dated October 1, 2009 among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and RBS Securities Inc., on behalf of itself and as representative of the several underwriters.

Exhibit 5.1	Opinion of Winston & Strawn LLP, dated as of October 5, 2009 as to legality.
Exhibit 8.1	Opinion of Winston & Strawn LLP, dated as of October 5, 2009, as to certain tax matters.
Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)